                                                               EXECUTION VERSION




                          WAREHOUSE CREDIT AGREEMENT


                                    between


                        ATHERTON CAPITAL PARTNERS, L.P.


                                      and


                            FRANCHISE FINANCE CORP.


                                January 8, 1997

                               TABLE OF CONTENTS
                               -----------------

Section                                                                                                         Page
-------                                                                                                         ----
SECTION I.      INTERPRETATION
         1.01.  Definitions...................................................................................    1
         1.02.  Headings......................................................................................    1
         1.03.  Plural Terms..................................................................................    1
         1.04.  Time..........................................................................................    1
         1.05.  Governing Law.................................................................................    2
         1.06.  Construction..................................................................................    2
         1.07.  Entire Agreement..............................................................................    2
         1.08.  Calculation of Interest and Fees..............................................................    2

SECTION II.     CREDIT FACILITY
         2.01.  Revolving Credit Facility.....................................................................    2
         2.02.  Proceeds of Revolving Loan....................................................................    4
         2.03.  Payments of Interest and Principal on Payment
                   Date.......................................................................................    4
         2.04.  Principal Prepayments.........................................................................    5
         2.05.  Other Payment Terms...........................................................................    5
         2.06.  Note..........................................................................................    5
         2.07.  Remedies and Recourse.........................................................................    6
         2.08.  Use of Proceeds...............................................................................    7

SECTION III.    CONDITIONS PRECEDENT
         3.01.  Conditions Precedent to Initial Revolving Loan................................................    7
         3.02.  Conditions Precedent to Each Revolving Loan...................................................    7

SECTION IV.     REPRESENTATIONS AND WARRANTIES
         4.01.  Borrower's General Representations and
                   Warranties.................................................................................    8
         4.02.  Representations and Warranties With Respect to
                   the Collateral Loans.......................................................................   10
         4.03.  Reaffirmation.................................................................................   15
         4.04.  Survival......................................................................................   15

SECTION V.      COVENANTS
         5.01.  Affirmative Covenants.........................................................................   15
         5.02.  Negative Covenants............................................................................   18

SECTION VI.     DEFAULT
         6.01.  Events of Default.............................................................................   18
         6.02.  Remedies......................................................................................   20
         6.03.  Defaults......................................................................................   21

SECTION VII.    SERVICING OF COLLATERAL LOANS

SECTION VIII.  MISCELLANEOUS
         8.01.  Notices...................................................  21
         8.02.  Expenses..................................................  22
         8.03.  Indemnification...........................................  22
         8.04.  Waivers; Amendments.......................................  23
         8.05.  Successors and Assigns....................................  23
         8.06.  No Third Party Rights.....................................  23
         8.07.  Partial Invalidity........................................  23
         8.08.  Jury Trial................................................  23
         8.09.  Counterparts..............................................  23
         8.10.  Assignment, Participations and Additional
                  Lenders.................................................  23

SCHEDULE I      - DEFINITIONS
SCHEDULE II     - INITIAL CONDITIONS PRECEDENT
SCHEDULE III    - APPROVED FRANCHISE CONCEPTS AND APPROVED REAL
                       ESTATE CONCEPTS
EXHIBIT A       - NOTICE OF BORROWING
EXHIBIT B       - NOTE
EXHIBIT C       - FORM OF SECURITY AGREEMENT
EXHIBIT D       - FORM OF SERVICING AGREEMENT

                          WAREHOUSE CREDIT AGREEMENT
                          --------------------------


          THIS WAREHOUSE CREDIT AGREEMENT, dated as of January 8, 1997, is entered into by and among:

          (1) ATHERTON CAPITAL PARTNERS, L.P., a California limited partnership (the "Borrower"); and
           --------

          (2)  FRANCHISE FINANCE CORP., a Delaware corporation ("FFC").
                                                                 ---


                                   RECITALS
                                   --------

          A.   FFC is a partner of the Borrower.

          B. FFC is willing to provide a credit facility to the Borrower upon the terms and subject to the conditions set forth herein.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which are acknowledged by both parties hereto, the parties hereto hereby agree as follows:

SECTION I.  INTERPRETATION.
            --------------

     1.01.  DEFINITIONS.  Each term set forth in Schedule I, when used in this
            -----------                          ----------
Agreement or any other Credit Document, shall have the respective meaning given to that term in Schedule I or in the provision of this Agreement or other Credit
                ----------
Document referenced in Schedule I.  Capitalized terms used but not defined in
                       ----------
this Agreement shall have the meanings given to them in the Servicing Agreement.

     1.02.  HEADINGS.  Headings in this Agreement and each of the other Credit
            --------
Documents are for convenience of reference only and are not part of the substance hereof or thereof.

     1.03.  PLURAL TERMS.  All terms defined in this Agreement or any other
            ------------
Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.
                    ---- -----

     1.04.  TIME.  All references in this Agreement and each of the other Credit
            ----
Documents to a time of day shall mean San Francisco, California time, unless otherwise indicated.

     1.05.  GOVERNING LAW.  This Agreement and each of the other Credit
            -------------
Documents shall be governed by and construed in accordance with the laws of the State of Kansas without reference to conflicts of law rules.

     1.06.  CONSTRUCTION.  Each of this Agreement and the other Credit Documents
            ------------
is the result of negotiations among, and has been reviewed by, the Borrower, FFC and their respective counsel. Accordingly, this Agreement and the other Credit Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Borrower or FFC.

     1.07.  ENTIRE AGREEMENT.  This Agreement and each of the other Credit
            ----------------
Documents, taken together, constitute and contain the entire agreement of the Borrower and FFC and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

     1.08.  CALCULATION OF INTEREST AND FEES.  All calculations of interest and
            --------------------------------
fees under this Agreement and the other Credit Documents for any period shall include the first day of such period and exclude the last day of such period.

SECTION II.  CREDIT FACILITY.
             ---------------

     2.01.  REVOLVING CREDIT FACILITY.
            -------------------------

          (a)  Revolving Credit Availability.  Subject to the terms and
               -----------------------------
     conditions of this Agreement, FFC agrees to advance to the Borrower from time to time during the period beginning on the Closing Date and ending on the Facility Termination Date or such other date as is specified in Section
     6.02 or 6.03, such loans as the Borrower may request under this Section
                                                                     -------
     2.01 (individually, a "Revolving Loan"); provided, however, that the
     ----                   --------------    --------  -------
     aggregate outstanding principal balance of all Revolving Loans at any time shall not exceed the Maximum Commitment Amount. Except as otherwise provided herein, the Borrower may borrow, repay and reborrow Revolving Loans until the Facility Termination Date or such other date as is specified in Section 6.02 or 6.03.

          (b)  Revolving Loan Maturity Date.  The outstanding principal balance
               ----------------------------
     of, together with all accrued but unpaid interest on, the Revolving Loans shall be due and payable (without demand, defense, set-off or counterclaim) in full upon the Facility Termination Date.

          (c)  Principal Amount of Each Revolving Loan.  Each Revolving Loan
               ---------------------------------------
     shall be in a principal amount not exceeding the lesser of (i) the Maximum Commitment Amount minus the unpaid principal amount of all outstanding Revolving Loans and (ii) 95% of the aggregate outstanding principal balance of all Collateral Loans, including Collateral Loans to be originated or purchased using the proceeds of such Revolving Loan, as of the funding date of such Revolving Loan, minus the unpaid principal amount of all other outstanding Revolving Loans.

          (d)  Notice of Borrowing.  The Borrower shall request each Revolving
               -------------------
     Loan, which may be funded only on a Business

     Day, by delivering to FFC a written notice in the form of Exhibit A hereto,
                                                               ----------------
     appropriately completed (a "Notice of Borrowing").
                                 -------------------

     The Borrower shall give each Notice of Borrowing to FFC by 1:00 p.m., Kansas time, on the Business Day immediately before the funding date of the requested Revolving Loan. Each Notice of Borrowing shall be delivered by telecopy to FFC at the telecopy number and during the hours specified in
     Section 8.01 hereof.
     ------------

          (e)  Revolving Loan Interest Rate.  The Borrower shall pay interest on
               ----------------------------
     the unpaid principal amount of each Revolving Loan from the funding date of such Revolving Loan until the date such Revolving Loan (or portion thereof) is actually repaid in full (the "Repayment Date") at a rate per annum equal
                                      --------------
     to the Applicable LIBOR Rate plus 2.00% per annum.  If a Revolving Loan is
                                  ----
     made on a day other than the first Business Day of a calendar month, the Applicable LIBOR Rate for such Revolving Loan shall be the Stub LIBOR Rate until the first Business Day of the next calendar month, from and after which time the Applicable LIBOR Rate for such Revolving Loan shall be at the Monthly LIBOR Rate. All computations of interest on Revolving Loans shall be based on a year of 360 days for actual days elapsed. Interest shall accrue on any payment that is not paid when due under this Agreement at a rate equal to the Applicable LIBOR Rate plus three percent (3%).

          (f)  Termination of Maximum Commitment Amount.  On the Facility
               ----------------------------------------
     Termination Date, the obligation of FFC to make Revolving Loans pursuant to this Agreement shall terminate automatically without any further action, and the Maximum Commitment Amount shall be zero.

          (g)  Extension of Facility Termination Date. At least ninety (90) days
               --------------------------------------
     prior to the Stated Termination Date, the Borrower may, by delivering a written request to FFC, request that FFC extend for up to one year the Stated Termination Date. Upon receipt of the request from the Borrower, FFC may, in its sole discretion, agree to extend the Stated Termination Date and shall, within thirty (30) days after receipt of such request, notify the Borrower of its approval or rejection of such request. If FFC does not respond to the Borrower's request within such thirty (30) day period, FFC shall be deemed to have rejected the request. If FFC approves the request for extension, the Stated Termination Date shall be extended for the requested period, commencing on the Stated Termination Date.

     2.02.  PROCEEDS OF REVOLVING LOAN.  Subject to the satisfaction of the
            --------------------------
conditions set forth in Section 3.02 hereof, on the day requested by the
                        ------------
Borrower in the related Notice of Borrowing, FFC shall pay each Revolving Loan to the account designated in the related Notice of Borrowing.

     2.03.  PAYMENTS OF INTEREST AND PRINCIPAL ON PAYMENT DATE.
            --------------------------------------------------

On the twelfth (12th) day of each month (or if such day is not a Business Day, the next succeeding Business Day) (each such date, a "Payment Date"), the Borrower shall cause to be allocated all payments received with respect to Collateral Loans from Collateral Borrowers on or prior to the eighth (8th) day of such month (a "Determination Date") as follows:
                  ------------------

          (a) to the Servicer, the compensation specified in the Servicing Agreement and any accrued but unpaid compensation payable pursuant to the Servicing Agreement;

          (b) to the Servicing Advisor, the compensation specified in the Servicing Agreement and any accrued but unpaid compensation payable pursuant to the Servicing Agreement;

          (c) to the Servicer and/or the Custodian, any out-of-pocket expenses required to be reimbursed by the Borrower pursuant to the Servicing Agreement;

          (d) to the Servicing Advisor, any out-of-pocket expenses required to be reimbursed by the Borrower pursuant to the Servicing Agreement;

          (e) to FFC, the amount of interest accrued at the applicable rate during the preceding calendar month on the average of (i) the outstanding daily balance of all Revolving Loans outstanding on the first day of the preceding calendar month minus (ii) the unpaid principal balance of each Nonperforming Loan multiplied by the applicable Collateral Ratio, in each case determined for each day during the preceding calendar month;

          (f) to FFC, the amount of interest accrued during the preceding calendar month at the applicable rate on any Revolving Loan not outstanding on the first day of the preceding calendar month, based on the outstanding principal balance thereof and the number of days such Revolving Loan has been outstanding during the preceding calendar month;

          (g) to FFC, the amount, if any, paid by a Collateral Borrower and accepted by the Borrower with respect to a Nonperforming Loan to the extent that any payment previously made to FFC with respect to such Nonperforming Loan was reduced pursuant to the preceding paragraph (e);

          (h) to FFC, a principal payment equal to the sum of (i) ninety-five percent (95%) of the principal payments made by the Collateral Borrowers as of such Determination Date on the Collateral Loans and (ii) ninety-five percent (95%) of any prepayments of principal made by any Collateral Borrowers since the preceding Determination Date. All such payments of principal shall reduce the aggregate outstanding principal balance of the Revolving Loans; and

          (i)  to the Borrower, any remaining amount.

     2.04.  PRINCIPAL PREPAYMENTS.  The outstanding principal balance of each
            ---------------------
Revolving Loan may be prepaid, in whole or in part, on any Business Day. Such prepayment shall be without premium or penalty.

     2.05.  OTHER PAYMENT TERMS.
            -------------------

          (a)  Place and Manner.  The Borrower shall make (or shall direct the
               ----------------
     Servicer to make), without setoff, deduction or counterclaim, all payments due to FFC hereunder at FFC's office, located at the address specified in
     Section 8.01(a), or such other office as FFC shall request in writing, in
     ---------------
     lawful money of the United States and in same day or immediately available funds not later than 2:00 p.m., Kansas time, on the date due. Funds received after such time shall be deemed to have been received by FFC on the next Business Day.

          (b)  Date.  Whenever any payment due hereunder shall fall due on a day
               ----
     other than a Business Day, such payment shall be made on the next Business Day.

          (c)  Application of Payments.  All payments hereunder shall be applied
               -----------------------
     first to unpaid costs and expenses then due and payable under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Revolving Loans.

     2.06.  NOTE.
            ----

          (a)  Revolving Loan Note.  The obligation of the Borrower to repay the
               -------------------
     Revolving Loans and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of Exhibit B, as
                                                            ---------
     amended from time to time (the "Note"), which note shall be (i) in the
                                     ----
     principal amount of two hundred and fifty million dollars ($250,000,000.00), (ii) dated the Closing Date and (iii) otherwise appropriately completed. The Borrower authorizes FFC to record on the schedule annexed to the Note the date and amount of each Revolving Loan and of each payment of principal thereon made by or on behalf of the Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of FFC to make any
                        --------  -------
     such notation shall not affect the Borrower's obligations. The Borrower further authorizes FFC to attach to and make a part of the Note continuations of the schedule attached thereto as necessary.

          (b)  Record of Interest.  The Borrower authorizes FFC to record in its
               ------------------
     books (i) the Applicable LIBOR Rate for all Revolving Loans and the effective dates of all changes thereto, (ii) the date and amount of each principal and interest payment on each Revolving Loan, and (iii) such other information as FFC may determine is necessary for the computation of interest payable by the Borrower hereunder.

     2.07.  REMEDIES AND RECOURSE.  FFC's remedies and recourse to the Borrower
            ---------------------
and its assets are limited as set forth in this Section 2.07.
                                                ------------

          (a)  Recourse.  Except as specified in Section 2.07(b), 2.07(c) and
               --------                          ---------------  -------
     2.07(d), the Borrower shall be obligated to pay the principal of and
     -------
     interest on the Revolving Loans only with funds received by the Borrower from Collateral Borrowers as payments of principal of and interest on the Collateral Loans, and FFC shall otherwise have no recourse to the Borrower or its assets for payment of the principal of or interest on the Revolving Loans; provided, however, that, prior to allocating any payments with respect to Collateral Loans to the Borrower pursuant to Section 2.03, payments of principal of and interest on all Collateral Loans shall be allocated to the payment of principal of and interest on all Revolving Loans, without regard to whether the proceeds of a Revolving Loan were used to purchase, originate or finance any such Collateral Loans.

          (b)  Recourse to Collateral. If any Collateral Loan is a Nonperforming
               ----------------------
     Loan and the Borrower and FFC are unable to agree, after negotiating in good faith, to the terms of a work out plan for such loan within thirty
     (30) days following the date when such loan became a Nonperforming Loan, FFC shall be entitled to take the actions with respect to such Collateral Loan and each Affiliated Collateral Loan and any related Collateral as specified in the Security Agreement. When any such Nonperforming Loan has become a Liquidated Loan, the outstanding principal balance of the Revolving Loans shall be reduced by (i) the unpaid principal balance of the Liquidated Loan multiplied by (ii) the Collateral Ratio. The "Collateral
                                                                    ----------
     Ratio" shall mean, with respect to any Nonperforming Loan, the outstanding
     -----
     principal balance of the Revolving Loans divided by the outstanding principal balance of the Collateral Loans, determined as of the Payment Date immediately following the date of the occurrence of the first event of default under the related Loan Documents that caused such Collateral Loan to become a Nonperforming Loan.

          (c)  Limited Recourse.  Notwithstanding any other provision of this
               ----------------
     Agreement to the contrary, in the event that there shall be a Lien on any Collateral superior in priority to any Lien of FFC, FFC shall have full recourse to the Borrower and its assets with respect to any principal, interest, fee, expense or other amount owing to FFC in an amount equal to the amount of the obligation secured by such superior Lien.

          (d)  Full Recourse.  Notwithstanding any other provision of this
               -------------
     Agreement to the contrary, FFC shall have full recourse to the Borrower and all of its assets with respect to the payment of any principal, interest, fee, expense or other amount which is or becomes due and payable solely as a result of, or accrues after, the occurrence of any Recourse Event.

     2.08.  USE OF PROCEEDS.  The Borrower shall apply the proceeds of each
            ---------------
Revolving Loan solely for the purpose of purchasing, originating or financing Collateral Loans.

SECTION III.  CONDITIONS PRECEDENT.
              --------------------

     3.01.  CONDITIONS PRECEDENT TO INITIAL REVOLVING LOAN.  The obligation of
            ----------------------------------------------
FFC to make the initial Revolving Loan is subject to receipt by FFC, on or prior to the Closing Date, of each item listed in Schedule II, each in form and
                                            -----------
substance satisfactory to FFC.

     3.02.  CONDITIONS PRECEDENT TO EACH REVOLVING LOAN.  The making of each
            -------------------------------------------
Revolving Loan is subject to the further conditions that FFC shall have received the Notice of Borrowing requesting such Revolving Loan in accordance with this Agreement and that on the date such Revolving Loan is to be made and after giving effect to such Revolving Loan, the following shall be true and correct:

          (a)  The representations and warranties set forth in Sections 4.01 and
                                                               -----------------
     4.02 are true and correct in all material respects as if made on such date;
     ----

          (b) No Default or Event of Default has occurred and is continuing under any Credit Document;

          (c)  Each of the Credit Documents remains in full force and effect;
     and

          (d) If applicable, the Borrower shall have delivered the Collateral Loan Documentation for the related Collateral Loan to FFC or a custodian or bailee acceptable to FFC by the Business Day prior to the date of funding.

The submission by the Borrower to FFC of each Notice of Borrowing shall be deemed to be a representation and warranty by the Borrower as of the date thereof as to the paragraphs set forth above.

SECTION IV.   REPRESENTATIONS AND WARRANTIES.
              ------------------------------

     4.01.  BORROWER'S GENERAL REPRESENTATIONS AND WARRANTIES.   To induce FFC
            -------------------------------------------------
to enter into this Agreement and to make Revolving Loans hereunder, the Borrower represents and warrants to FFC that:

          (a)  Due Organization, Qualification, etc.  The Borrower (i) is a
               ------------------------------------
     limited partnership duly organized, validly existing and in good standing under the laws of its state of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified and licensed to do business and is in good standing as a foreign entity in each jurisdiction where the failure to be so qualified or licensed might have a Material Adverse Effect.

          (b)  Authority.  The execution, delivery and performance by the
               ---------
     Borrower of each Credit Document to be executed by the Borrower and the consummation by the Borrower of the transactions contemplated thereby (i) are within the power of the Borrower and (ii) have been duly authorized by all necessary actions on the part of the Borrower.

          (c)  Enforceability. Each Credit Document executed, or to be executed,
               --------------
     by the Borrower has been, or will be, duly executed and delivered by the Borrower and constitutes, or will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

          (d)  Non-Contravention.  The execution and delivery by the Borrower of
               -----------------
     the Credit Documents executed by the Borrower and the performance and consummation of the transactions contemplated thereby do not (i) conflict with or violate any Requirement of Law applicable to the Borrower; (ii) conflict with or violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of the Borrower; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Borrower (except such Liens as may be created in favor of FFC pursuant to the Credit Documents).

          (e)  Approvals.  No consent, approval, order or authorization of, or
               ---------
     registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents by the Borrower and the performance and consummation by the Borrower of the transactions contemplated hereby and thereby.

          (f)  No Violation or Default.  The Borrower is not in violation of or
               -----------------------
     in default with respect to (i) any Requirement of Law applicable to the Borrower; (ii) any Contractual Obligation of the Borrower (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          (g)  Litigation. No actions (including, without limitation, derivative
               ----------
     actions), suits, proceedings or investigations are pending or, to the knowledge of the

     Borrower, threatened against the Borrower at law or in equity in any court or before any other Governmental Authority which (i) could have a Material Adverse Effect or (ii) seek to enjoin, either directly or indirectly, the execution, delivery or performance by the Borrower of the Credit Documents or the transactions contemplated thereby.

          (h)  Other Regulations.  The Borrower is not subject to regulation
               -----------------
     under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any federal or state statute or regulation limiting its ability to incur Indebtedness.

          (i)  Licenses and Other Rights.  The Borrower owns, or has the full
               -------------------------
     right to license without the consent of any other Person, all licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct its businesses as now conducted.

          (j)  Governmental Charges and Other Indebtedness.  The Borrower has
               -------------------------------------------
     filed or caused to be filed all tax returns which are required to be filed by it. The Borrower has paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other Indebtedness, except such Governmental Charges or Indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which could not have a Material Adverse Effect if unpaid.

          (k)  Margin Stock.  The Borrower owns no Margin Stock which, in the
               ------------
     aggregate, would constitute a substantial part of the assets of the Borrower, and no proceeds of any Revolving Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

          (l)  Solvency, etc.  The Borrower is Solvent and, after the execution
               -------------
     and delivery of the Credit Documents and the consummation of the transactions contemplated thereby, will be Solvent.

          (m)  Security Interest.  When the filings listed on Schedule II have
               -----------------                              -----------
     been made and the Collateral Loan Documentation relating to Collateral Loans has been delivered to FFC (or any custodian or bailee of FFC), the Lien of the Security Agreement will constitute a valid and first priority perfected security interest in all of the Borrower's right, title and interest in the property described in the Security Agreement, subject to no other Lien.

          (n)  Accuracy of Information.  None of the Credit
               -----------------------

     Documents and none of the other certificates, statements or information furnished to FFC by the Borrower in connection with the Credit Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (o)  Intent.  None of the transactions contemplated by this Agreement
               ------
     have been or will be made with an actual intent to hinder, delay or defraud any present or future creditors of the Borrower. The Borrower is able to pay its debts as they become due.

     4.02.  REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL LOANS.
            -------------------------------------------------------------------
The Borrower represents and warrants to FFC with respect to each Collateral Loan to be purchased, originated or financed with the proceeds of the related Revolving Loan:

          (a)  Documents.  The Collateral Loan Documentation delivered by the
               ---------
Borrower to FFC or its designee constitute either original documents (with respect to the note, loan agreement, collateral documents and such other loan documents required by FFC) or genuine and true copies thereof.

          (b)  Standard Loan. Unless the Collateral Loan is a Non-Standard Loan,
               -------------
each Collateral Loan (i) conforms in all material respects to the underwriting guidelines contained in the Underwriting Manual, (ii) has been processed in accordance with the Processing Manual and (iii) is documented using the Loan Documents. The terms of the Collateral Loan Documentation are consistent with the related Notice of Borrowing.

          (c)  No Waivers.  The terms of the Collateral Loan Documentation have
               ----------
not been waived, altered or modified in any material respect, except by instruments or documents identified in the related Collateral Loan Documentation Checklist.

          (d)  Binding Obligation. The Collateral Loan Documentation relating to
               ------------------
the Collateral Loan is the legal, valid and binding obligation of the Collateral Borrower or other maker thereof or obligor thereunder, enforceable in accordance with its terms, except that the enforceability thereof may be (i) limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors rights generally and general principles of equity and (ii) subject to, with respect to any Leasehold Mortgage, the recording thereof and the obtaining of any necessary landlord signature. To the knowledge of the Borrower, all parties to the Collateral Loan Documentation had the legal capacity to execute such Collateral Loan Documentation.

          (e)  No Defenses.  The Collateral Loan Documentation is not subject to
               -----------
any right of rescission, setoff, abatement, diminution, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Collateral Loan Documentation or the exercise of any right thereunder will not render the Collateral Loan Documentation unenforceable in whole or in part or subject to any right of rescission, setoff, abatement, diminution, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, abatement, diminution, counterclaim or defense has been asserted with respect thereto.

          (f)  Lawful Pledge.  No Collateral Loan has been originated or sold in
               -------------
or is subject to the laws of any jurisdiction, the laws of which would make the pledge of the Collateral Loan or any interest therein (including any interest in the related property and collateral securing such Collateral Loan, as applicable) by the Borrower to FFC hereunder unlawful, void or voidable.

          (g)  Compliance with Law.  All requirements of any federal, state or
               -------------------
local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, and disclosure laws applicable to the origination of the Collateral Loan, and the execution, delivery and performance by the Borrower of the Collateral Loan Documentation have been complied with, and the Borrower shall for at least the period of this Agreement, maintain in its possession, available for FFC's inspection, and shall deliver to FFC upon demand, evidence of compliance with all such requirements. The Mortgage, if any, is in appropriate form for recordation in the state in which the related real property is located.

          (h)  Collateral Loans in Force.  The Collateral Loan is in full force
               -------------------------
and effect and has not been satisfied in whole or in part or rescinded, and the collateral and property securing the Collateral Loan, as applicable, have not been released from the lien of the Collateral Loan in whole or in part.

          (i)  No Defaults.  As of the funding date for the Collateral Loan, to
               -----------
the best of the Borrower's knowledge there is no default, breach, violation or event permitting acceleration existing under the Collateral Loan Documentation and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under the Collateral Loan Documentation. The Borrower has not waived any such default, breach, violation or event permitting acceleration. No payment of principal of or interest on any Collateral Loan of the related Collateral Borrower or any Affiliated Collateral Loan is overdue by more than thirty (30) days.

          (j)  One Original.  There is only one original executed promissory
               ------------
note.

          (k)  Proceedings. There is no proceeding pending or, to the Borrower's
               -----------
knowledge, threatened for the total or partial condemnation of the Property or of the collateral securing the Collateral Loan. There is no foreclosure action, exercise of power of sale or other remedy pending or, to the knowledge of the Borrower, currently or previously threatened or commenced with respect to the Collateral Loan, the collateral securing such Collateral Loan or the Property. The Property relating to the Collateral Loan is free of material damage and in good condition and repair.

          (l)  Accuracy of Information. To the best of the Borrower's knowledge,
               -----------------------
after due inquiry, all of the information provided to FFC with respect to the Collateral Loan is true, complete and correct in all material respects. To the knowledge of the Borrower, none of the Collateral Loan Documentation contains or will contain, any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (m)  Satisfaction of Closing Conditions.  All conditions to closing
               ----------------------------------
specified in the related Collateral Loan Documentation, other than those previously waived by FFC by facsimile or otherwise in writing with respect to the Collateral Loan, have been satisfied.

          (n)  No Other Agreements.  To the best of the Borrower's knowledge,
               -------------------
there are no other written or oral agreements that would affect, modify or impair the Collateral Loan Documentation.

          (o)  Title.  The Borrower has good and marketable title to, and is the
               -----
sole legal and beneficial owner of, the Collateral Loan and related Collateral Loan Documentation, free and clear of any pledge or Lien (other than to FFC pursuant to the Security Agreement); the Borrower has the full right and power to assign and pledge such Collateral Loan and related Collateral Loan Documentation to FFC and neither such Collateral Loan nor the related Collateral Loan Documentation expressly prohibit or restrict the assignment or pledge thereof to FFC.

          (p)  Franchise Agreement.  With respect to each Franchisee Loan, the
               -------------------
Collateral Borrower has entered into a legal, valid and binding franchise agreement with respect to the store relating to the Franchisee Loan. With respect to each Real Estate Loan, the Property relating to the Real Estate Loan is or will be occupied by a franchisor or a franchisee who has entered into a legal, valid and binding franchise agreement with respect to the store located on the Property.

          (q)  Insurance.  The Collateral Borrower has provided to the Borrower
               ---------
certificates or copies of policies evidencing that the collateral securing the Collateral Loan and the Property relating to such Collateral Loan are insured under insurance policies conforming to the requirements under the Collateral Loan Documentation.

          (r)  Mortgage.  The related Mortgage, if any, secures the full amount
               --------
of such Collateral Loan and has not been satisfied, cancelled or rescinded by the Borrower, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed by the Borrower that would effect any such satisfaction, cancellation, rescission or release. The Borrower has not entered into any agreement subordinating such Mortgage, except as set forth in the related Notice of Borrowing and approved by FFC.

          (s)  Property.  The Property relating to the Collateral Loan is in
               --------
compliance with all governmental rules, and has such appurtenant and indefeasible rights and easements as are necessary for the legal operation, occupancy and use thereof.

          (t)  Mortgage Priority; Security Interest.  The Mortgage, if any,
               ------------------------------------
securing the Collateral Loan is, or will be when recorded, a properly recorded, valid and enforceable lien on the related Mortgaged Property that is a first lien or, with respect to a Collateral Loan that is subordinate to a Small Business Administration loan, a second lien subject to no prior secured debt except as described in the related Notice of Borrowing with respect thereto and approved by FFC. Such Mortgage contains an absolute and present assignment of leases and rents. Such Mortgage with respect to the Mortgaged Property and the security agreement delivered in connection with such Collateral Loan establish and create a valid and enforceable lien and security interest on the property and collateral described therein, as the case may be, in each case for the benefit and security of the Borrower. The Collateral Loan Documentation delivered to the Servicer pursuant to the Servicing Agreement shall be sufficient to enforce the obligations of the Collateral Borrower under the Collateral Loan and the security interest granted by such Collateral Borrower in the property and collateral securing such Collateral Loan.

          (u)  No Other Pledge or Assignment.  The Collateral Loan has not been
               -----------------------------
otherwise assigned or pledged by the Borrower.

          (v)  Environmental Matters.  With respect to a Collateral Loan secured
               ---------------------
by a Mortgage, to the Borrower's knowledge, the Mortgaged Property and the use thereof comply with all environmental laws, and the applicable Collateral Borrower has provided the Borrower with responses to an environmental questionnaire that indicate that there is no hazardous waste on the Mortgaged Property that could have a material adverse effect on such Collateral Loan; with respect to such Collateral Loan, if it is secured by a Mortgage, the Collateral Borrower has provided an environmental report from Vista Environmental Information or a similar report indicating that there is no hazardous waste on the Mortgaged Property that could have a material adverse effect on such Collateral Loan.

          (w)  No Adverse Proceedings.  To the knowledge of the Borrower, there
               ----------------------
are no proceedings or investigations pending or threatened by any Collateral Borrower or governmental authority adversely affecting the enforceability of the Collateral Loan Documentation.

          (x)  Cross-Collateral. The Collateral Loan is not cross-collateralized
               ----------------
with any other loan or other indebtedness other than another Collateral Loan.

          (y)  Full Disbursement.  Upon the funding of the initial principal
               -----------------
amount of the Collateral Loan, such Collateral Loan shall have been fully funded and there is and will be no obligation or requirement for future advances thereunder by the Borrower and, except for any escrowed funds deposited pursuant to the Collateral Loan Documentation, no cash deposits, letters of credit, pledged account, surety bonds or other cash equivalent items are held by or for the account of the Borrower to assure compliance by the Collateral Borrower with any of its obligations in respect of such Collateral Loan or the related Collateral Loan Documentation.

     4.03.  REAFFIRMATION.  The Borrower shall be deemed to have reaffirmed, for
            -------------
the benefit of FFC, each representation and warranty contained in Sections 4.01
                                                                  -------------
and 4.02 on and as of the funding date of each Revolving Loan.
--------

     4.04.  SURVIVAL.  The representations and warranties set forth in Section
            --------
4.01 and Section 4.02 shall remain in full force and effect until the expiration or earlier termination of this Agreement and until the related Revolving Loan is repaid in full, as applicable.

SECTION V.  COVENANTS.
            ---------

     5.01.  AFFIRMATIVE COVENANTS.  Until the termination of this Agreement and
            ---------------------
the satisfaction in full by the Borrower of all Obligations, the Borrower shall comply, and shall cause compliance, with the following affirmative covenants unless FFC shall otherwise consent in writing:

          (a)  Financial Statements, Reports, etc. The Borrower shall furnish
               ----------------------------------
     to FFC the following:

               (i) not later than thirty (30) days after the end of each calendar quarter, a quarterly report which shall include an unaudited balance sheet, income statement and statement of cash flows for the quarterly period then ended;

               (ii) not later than one hundred twenty (120) days after the close of the Borrower's fiscal year, a report containing (a) a balance sheet of the Borrower as of the end of the fiscal year, (b) an income statement for the fiscal year, (c) a statement of cash flows for the fiscal year and (d) a statement of partners' capital as of the end of the fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by the report thereon of the nationally recognized independent accountants engaged by the Borrower; and

               (iii) such other instruments, agreements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of the Borrower, and compliance by the Borrower with the terms of this

          Agreement and the other Credit Documents as FFC may from time to time reasonably request.

          (b)  Books and Records.  The Borrower shall at all times keep proper
               -----------------
     books of record and account in which full, true and correct entries will be made of its transactions in accordance with GAAP. With respect to each Collateral Loan, the record keeping practices used by the Borrower with respect to each Collateral Loan shall be in all respects legal, proper and prudent.

          (c)  General Inspections.  The Borrower shall permit any Person
               -------------------
     designated by FFC, upon reasonable notice and during normal business hours, to visit and inspect any of its properties and offices, to examine its books of account, all relevant information in the possession of the Borrower or its Affiliates and agents (including any bailee, custodian, accountant or attorney) concerning the transactions contemplated by this Agreement and each other Credit Document and to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as FFC may reasonably request.

          (d)  Governmental Charges and Other Indebtedness.  The Borrower shall
               -------------------------------------------
     promptly pay and discharge when due (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all Indebtedness which, if unpaid, could result in a Lien upon the Collateral, and (iii) all other Indebtedness which, if unpaid, could have a Material Adverse Effect, except such Indebtedness as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained to the reasonable satisfaction of FFC.

          (e)  General Business Operations.  The Borrower shall (i) preserve and
               ----------------------------
     maintain its partnership existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which could have a Material Adverse Effect, and (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

          (f)  Further Assurances.  The Borrower shall deliver to FFC such other
               ------------------
     instruments, agreements, certificates, opinions and documents as FFC may reasonably request to evidence and maintain the rights of FFC and under each Credit Document. The Borrower shall fully cooperate with FFC and perform all additional acts reasonably requested by FFC to effect the purposes of the foregoing. Without limiting the generality of the foregoing:

               (i) The Borrower agrees from time to time, at the expense of the Borrower, to promptly execute and deliver all further instruments and documents, and to take all further action, that FFC reasonably determines is necessary or desirable, or that FFC might reasonably request, in order to create, perfect and protect any security interest granted or purported to be granted hereby and under the Security Agreement or to enable FFC to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

               (ii) The Borrower (A) will execute financing or continuation statements, and amendments thereto, and such other instruments or notices, as FFC reasonably determines may be necessary or desirable in order to perfect and preserve the security interests granted or purported to be granted hereby and by the Security Agreement and (B) hereby authorizes FFC to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (iii) The Borrower agrees to furnish to FFC from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as FFC may reasonably request, all in reasonable detail.

               (iv) The Borrower shall promptly notify FFC of any levy, foreclosure or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings which might in any way affect or impair the Collateral or any of the terms of the Credit Documents.

          (g)  Protection of Collateral.  Subject to the terms of the Servicing
               ------------------------
     Agreement, the Borrower shall enforce its rights under the Collateral Loan Documentation so as to protect the value of the Collateral.

          (h)  Loan Documentation.  With respect to each Collateral Loan, the
               ------------------
     Borrower shall deliver, or cause to be delivered, the Collateral Loan Documentation to the Custodian and shall cause the Custodian to deliver to FFC a certification, in accordance with the Servicing Agreement, as to the Collateral Loan Documentation received by the Custodian within ninety (90) days of the date such Collateral Loan became a Collateral Loan.

          (i)  Notices.  The Borrower shall promptly notify FFC upon:
               -------

               (i) the commencement of any litigation against the

          Borrower that may have a Material Adverse Effect;

               (ii) the occurrence of any Default or Event of Default under this Agreement;

               (iii) the occurrence of any default with respect to the Subordinated Debt;

               (iv)  a Collateral Loan becoming a Nonperforming Loan; and

               (v) any material adverse change in the business, operations or condition (financial or otherwise) of the Borrower.

     5.02.  NEGATIVE COVENANTS.  Until the termination of this Agreement and the
            ------------------
satisfaction in full by Borrower of all Obligations, Borrower shall comply, and shall cause compliance, with the following negative covenants unless FFC shall otherwise consent in writing:

          (a)  Liens.  The Borrower shall not create, incur, assume or permit to
               -----
     exist any Lien on or with respect to any Collateral or pledge or otherwise transfer the Collateral or any part thereof, except pursuant to this Agreement and the Security Agreement.

          (b)  Mergers, Acquisitions, etc.  The Borrower shall not consolidate
               ---------------------------
     with or merge into any other Person or permit any other Person to merge or consolidate with or into, the Borrower; provided, however, that (i) the
                                             --------- --------
     Borrower may merge or consolidate with or into any other Person or entity if immediately after giving effect to such proposed transaction, no Default or Event of Default would exist, and (ii) the Borrower is either the surviving entity or the surviving entity agrees to assume all of the Borrower's obligations hereunder and each other Credit Document in an agreement or instrument satisfactory in form and substance to FFC.

SECTION VI. DEFAULT.
            -------

     6.01.  EVENTS OF DEFAULT.  The occurrence or existence of any one or more
            -----------------
of the following shall constitute an "Event of Default" hereunder:
                                      ----------------

          (a) the Borrower shall fail to cause payments made by the Collateral Borrowers to be made to FFC in accordance with Article II; or
                                                    ----------

          (b) the Borrower shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Credit Documents and such failure shall continue unremedied for thirty (30) Business Days following the earlier of (i) discovery thereof by the Borrower or (ii) notice thereof by FFC to the Borrower; or

          (c) any representation, warranty, certificate, or other statement (financial or otherwise) (other than any representation or warranty set forth in Section 4.02) made or furnished by the Borrower to FFC in this
              ------------
     Agreement or any of the other Credit Documents shall be false, incorrect, incomplete or misleading in any respect when made or furnished, and

               (i)   the same was made in bad faith; or

               (ii) the same may result in a Material Adverse Effect described in clause (a) of the definition of Material Adverse Effect, and such
             ----------
          Material Adverse Effect is not cured within 30 days after the earlier of (A) discovery thereof by the Borrower, or (B) notice thereof by FFC to the Borrower; or

               (iii) the same results in any other Material Adverse Effect; or

          (d)  any representation or warranty set forth in Section 4.02 made by
                                                           ------------
     or on behalf of the Borrower to FFC shall be false, incorrect, incomplete or misleading in any material respect when made or furnished, and

               (i)   was made in bad faith; or

               (ii) the same may result in a Material Adverse Effect and is not cured within 30 days after the earlier of (A) discovery thereof by the Borrower, or (B) notice thereof by FFC to the Borrower; or

          (e) the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of affecting any of the foregoing; or

          (f) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Borrower or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Borrower or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within ninety (90) days of commencement; or

          (g) the Borrower shall grant any security interests in any Collateral Loan which constitutes a fraudulent conveyance under applicable law and such breach is not cured within 30 days after the earlier of (i) discovery thereof by the Borrower, or (ii) notice thereof by FFC to the Borrower; or

          (h) any Credit Document or any material term thereof shall cease to be, or be asserted by the Borrower not to be, a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms; or

          (i) any default or event of default under any other Credit Document has occurred and is continuing after any applicable cure period; or

          (j) the Borrower shall be in default in the payment to FFC of any interest on any Revolving Loan when it becomes due and payable and continuance of such default for a period of TEN (10) days; or

          (k) the aggregate amount of reserves for losses of the Borrower with respect to Nonperforming Loans, as agreed to in good faith by the Borrower and FFC, exceeds the greater of (i) three percent (3%) of the aggregate outstanding principal balance of the Revolving Loans and (ii) two million five hundred thousand dollars ($2,500,000).

     6.02.  REMEDIES.  Upon the occurrence or existence of any Event of Default
            --------
(other than an Event of Default referred to in Section 6.01(e) or 6.01(f)) and
                                               ---------------    -------
at any time thereafter during the continuance of such Event of Default, FFC may, by written notice to Borrower, (a) terminate its obligation to make Revolving Loans hereunder and/or (b) declare all outstanding Obligations payable by the Borrower hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Section 6.01(e) or 6.01(f), immediately and without notice, (1) the
             ---------------    -------
obligations of FFC to make Revolving Loans shall automatically terminate and (2) all outstanding Obligations payable by the Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, FFC may exercise any other right, power or remedy granted to it by the Credit Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

     6.03.  DEFAULTS.  Upon the occurrence of any Default, the obligation of FFC
            --------
to make Revolving Loans shall be terminated unless such event is either waived by FFC or, to the extent allowed hereunder, cured by the Borrower within the applicable cure period.

SECTION VII. SERVICING OF COLLATERAL LOANS.
             -----------------------------

     The Collateral Loans shall be serviced by Bankers Trust Company and the Borrower pursuant to the Servicing Agreement in the form of Exhibit D hereto.

SECTION VIII.  MISCELLANEOUS.
               -------------

     8.01.  NOTICES.  Except as otherwise provided herein, all notices,
            -------
requests, demands, consents, instructions or other communications to or upon FFC or the Borrower under this Agreement or the other Credit Documents shall be in writing and telecopied, mailed or delivered to each party at its telecopier number or address set forth below (or to such other telecopier number or address for any party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

          FFC:        For Notices of Borrowing:

                      4111 East 37th Street North
                      Wichita, Kansas  67220
                      Attn:  Dawn Dagenais
                      Telephone:  (316) 828-6478
                      Telecopier: (316) 828-4081

          FFC:        For all other notices:

                      4111 East 37th Street North
                      Wichita, Kansas  67220
                      Attn:  Jeffrey R. Thompson
                      Telephone:  (316) 828-4744
                      Telecopier: (316) 828-4321

          Borrower:   Atherton Capital Partners, L.P.
                      1001 Bayhill Drive, Suite 155
                      San Bruno, CA  94066
                      Attn:  David L. Elder
                      Telephone:  (415) 827-7800
                      Telecopier: (415) 827-7950

Each Notice of Borrowing shall be given by the Borrower to FFC's office located at the address referred to above during FFC's normal business hours; provided,
                                                                     --------
however, that any such notice received by FFC after 1:00 p.m., Kansas time on
-------
any Business Day shall be deemed received by FFC on the next Business Day.

     8.02.  EXPENSES. Upon the occurrence of any Event of Default hereunder, the
            --------
Borrower shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by FFC in the enforcement or attempted enforcement of any of the Obligations or in preserving any of FFC's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Borrower's or FFC's in-house legal counsel and staff.

     8.03.  INDEMNIFICATION. To the fullest extent permitted by law, the
            ---------------
Borrower agrees to protect, indemnify, defend and hold harmless FFC and its respective directors, officers, employees, agents and any Affiliate thereof ("Indemnitees") from and against any and all liabilities, losses, damages or
  -----------
expenses of any kind or nature and from any and all suits, claims or demands (including, without limitation, in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any action or failure to act by the Borrower arising out of or relating to the Revolving Loans or the Collateral Loans, including without limitation any use by the Borrower of any proceeds of the Revolving Loans or any use by any Collateral Borrower of the proceeds of any Collateral Loan, except to the extent such liability arises from the willful misconduct or gross negligence of the Indemnitees. Upon receiving knowledge of any suit, claim or demand asserted by a third party that FFC believes is covered by this indemnity, FFC shall give the Borrower notice of the matter and an opportunity to defend it, at the Borrower's sole cost and expense, with legal counsel satisfactory to FFC. Any failure or delay of FFC to notify the Borrower of any such suit, claim or demand shall not relieve the Borrower of its obligations under this Section 8.03 but shall reduce such obligations to the
                           ------------
extent of any increase in those obligations caused solely by an unreasonable failure or delay. The obligations of the Borrower under this Section 8.03 shall
                                                              ------------
survive the payment and performance of the Obligations and the termination of this Agreement.

     8.04.  WAIVERS; AMENDMENTS. Any term, covenant, agreement or condition of
            -------------------
this Agreement or any other Credit Document may be amended or waived if such amendment or waiver is in writing and is signed by the Borrower and FFC. No failure or delay by FFC in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     8.05.  SUCCESSORS AND ASSIGNS. This Agreement and the other Credit
            ----------------------
Documents shall be binding upon and inure to the benefit of the Borrower, FFC and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of FFC. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

     8.06.  NO THIRD PARTY RIGHTS. Nothing expressed in or to be implied from
            ---------------------
this Agreement or any other Credit Document is intended to give, or shall be construed to give, any Person, other than the parties hereto and thereto and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or any other Credit Document.

     8.07.  PARTIAL INVALIDITY. If at any time any provision of this Agreement
            ------------------
is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     8.08.  JURY TRIAL. EACH OF THE BORROWER AND FFC, TO THE FULLEST EXTENT
            ----------
PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING TO ANY CREDIT DOCUMENT IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

     8.09.  COUNTERPARTS. This Agreement may be executed in any number of
            ------------
identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     8.10.  ASSIGNMENT, PARTICIPATIONS AND ADDITIONAL LENDERS.
            -------------------------------------------------

          (a) The Borrower understands and acknowledges that FFC may desire, prior to the Facility Termination Date, to assign all or a portion of the Maximum Commitment Amount, together with a ratable portion of the Revolving Loans, or sell a participating interest in a portion of its Maximum Commitment Amount and/or Revolving Loans hereunder. In the event that FFC desires to assign or participate all or any portion of the Maximum Commitment Amount or all or any portion of the Revolving Loans to another Person or financial institution, FFC shall so notify the Borrower in writing not less than six (6) months prior to the effective date of such assignment or participation; provided, however, that such notices shall not be given more than once during any three month period; and provided further, however, that such notice may be given not less than thirty (30) days prior to the effective date of any such assignment or participation if the terms of such assignment or participation do not require any amendments to the Credit Documents other than those required to reflect the addition of additional lenders.

          The Borrower hereby agrees to assist and cooperate fully with FFC in negotiating the terms and conditions of such assignment or participation and in making any amendments, additions or deletions to the Credit Documents as may be necessary to accomplish such assignment or participation; provided that any such assignee or participant shall be reasonably acceptable to the Borrower; and provided further that the Borrower may require that an alternate assignee or participant be used, up to the amount that FFC had determined to assign or participate, if the Borrower obtains terms from such alternate or alternates that are materially better to the Borrower than the terms offered by FFC's proposed assignee or participant.

          (b) FFC understands and acknowledges that the Borrower may desire, prior to the Facility Termination Date, to increase the Maximum Commitment Amount by bringing in other lenders to participate in the Revolving Loans hereunder. In the event that the Borrower desires to cause additional lenders to become parties hereto in order to increase the Maximum Commitment Amount, FFC hereby agrees to assist and cooperate fully with the Borrower in negotiating the terms and conditions of such participation and in making any amendments, additions or deletions to the Credit Documents as may be necessary to accomplish such participation; provided, however, that any such participant shall be reasonably acceptable to FFC.

          (c) The Borrower shall pay the costs and expenses associated with any participation or assignment made pursuant to this Section 8.10, and shall receive the benefits and cost savings, if any, of any such participation or assignment; provided, however, that if FFC assigns its rights under the Credit Documents and not its obligations hereunder and thereunder, FFC shall pay the costs and expenses thereof and receive the benefits and cost savings, if any, of any such assignment.

          (d) Any borrowings and payments under this Agreement shall be made on a pro rata basis among FFC and any participants and assignees.

          IN WITNESS WHEREOF, the Borrower and FFC have caused this Agreement to be executed as of the day and year first above written.

                                   ATHERTON CAPITAL PARTNERS, L.P.

                                   By:  The Atherton Group Incorporated,
                                        General Partner


                                   By:  /s/ David L. Elder
                                        _____________________________________
                                        Name:  David L. Elder
                                        Title: President


                                   FRANCHISE FINANCE CORP.



                                   By:  /s/ Jeffrey R. Thompson
                                        -------------------------------------
                                        Name:  Jeffrey R. Thompson
                                        Title:  President

                                  SCHEDULE I
                                  ----------

                                  DEFINITIONS
                                  -----------


          "Affiliate" shall mean, with respect to any Person, (a) each Person
           ---------
that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, fifty percent (50%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case shall FFC be deemed to be an
              --------  -------
Affiliate of the Borrower, or any of its Subsidiaries for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

          "Affiliated Collateral Loan" shall mean, with respect to any
           --------------------------
Collateral Loan, any other Collateral Loan that is cross-defaulted and cross-collateralized with such Collateral Loan.

          "Agreement" shall mean this Warehouse Credit Agreement, as amended
           ---------
from time to time.

          "Applicable LIBOR Rate" shall mean, for each Revolving Loan made on
           ---------------------
the first Business Day of a calendar month, the Monthly LIBOR Rate and, for each Revolving Loan made on a date other than the first Business Day of a calendar month, the Stub LIBOR Rate for that period of time beginning on (and including) the date on which a Revolving Loan is made and ending on (but excluding) the first Business Day of the next calendar month, and the Monthly LIBOR Rate from and after such date.

          "Approved Franchise Concept" shall mean those franchise concepts
           --------------------------
specified on Section A of Schedule III hereto and such additional franchise concepts as are approved in writing by the Borrower and FFC from time to time.

          "Approved Real Estate Concept" shall mean those concepts specified on
           ----------------------------
Section B of Schedule III hereto and such additional concepts as are approved in writing by the Borrower and FFC from time to time.

          "Borrower" shall have the meaning given that term in clause (1) of the
           --------                                            -----------------
introductory paragraph hereof.
-----------------------------

          "Business Day" shall mean any day other than a Saturday, Sunday, legal
           ------------
holiday or other day on which commercial banks are authorized or required by law to close in San Francisco, California, Wichita, Kansas, or New York, New York.

          "Closing Date" shall mean January 8, 1997.
           ------------

          "Collateral" shall mean the Collateral as defined in the Security
           ----------
Agreement.

          "Collateral Borrower" shall mean the borrower under a Collateral Loan.
           -------------------

          "Collateral Loan" shall mean each Non-Standard Loan which has been
           ---------------
approved by FFC and the Borrower and each Standard Loan, in each case purchased, originated or financed, in whole or in part, using the proceeds of a Revolving Loan, including without limitation, all related security interests and, in each case, all rights to receive payments which are collected with respect thereto from and after the related date of origination, purchase or financing.

          "Collateral Loan Documentation" shall mean, with respect to each
           -----------------------------
Collateral Loan:

          (1) the original note executed by the Collateral Borrower and endorsed to the Borrower and endorsed "Pay to the order of ________________________, without recourse" and signed by the Borrower;

          (2)  an executed original of the Collateral Loan Agreement;

          (3)  an executed original of the collateral security agreement;

          (4) the original Mortgage, if applicable, with evidence of recording thereon, or a duplicate original Mortgage, if applicable, together with a certificate of an officer of the settlement agent stating that such Mortgage will be dispatched to the appropriate public recording office for recordation and that the original Mortgage, with evidence of recording thereon, will be promptly delivered to the Custodian upon receipt thereof by the settlement agent;

          (5) the original Leasehold Mortgage, if applicable, in appropriate form for recording (with the possible exception of the obtaining of a landlord signature) or with evidence of recording thereon;

          (6)  an executed original Guaranty, if applicable;

          (7) the UCC-1 financing statement, with evidence of filing thereon, or a copy of the original UCC-1 financing statement, together with a certificate of an officer of the settlement agent or the Borrower stating that such UCC-1 financing statement will be dispatched to the appropriate public filing office and that the original UCC-1 financing statement, with evidence of filing thereon, will be promptly delivered to the Custodian upon receipt thereof by the settlement agent;

          (8) one or more UCC-2 or UCC-3 Assignments assigning the UCC-1 to the Borrower and then executed by the Borrower in blank but otherwise in form and substance acceptable for filing;

          (9) an executed original of each landlord, mortgagee or prior lien or estoppel, if applicable;

          (10) an executed original of a Franchisor Intercreditor Agreement, if applicable;

          (11) an executed original of a Franchisor Subordination of Lessor's Lien, if applicable;

          (12) the original title insurance policy, if applicable;

          (13) copies of the insurance policies indicated in the Collateral Loan Documentation Checklist;

          (14) the environmental indemnity, if applicable;

          (15) an assignment of Mortgage, if applicable;

          (16) a general assignment of the Collateral Loan Documentation to the Borrower and then in blank (the "Loan Assignment"), assigning all of the
                                 ---------------
grantor's right, title and interest in the Collateral Loan, including but not limited to, the Collateral Loan Agreement, the note, the collateral security agreement, the Mortgage, the Leasehold Mortgage, the Franchisor Intercreditor Agreement, the Franchisor Subordination of Lessor's Lien, the origination escrow agreement and the Guaranty, as applicable; and

          (17) any other credit or security document, if any, necessary for the documentation and enforcement of such Collateral Loan.

          "Collateral Ratio" shall have the meaning given to such term in
           ----------------
Section 2.07(b).

          "Contractual Obligation" of any Person shall mean, any indenture,
           ----------------------
note, security, deed of trust, mortgage, security agreement, lease, guaranty, instrument, contract, agreement or other form of obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

          "Credit Documents" shall mean and include this Agreement, the Note,
           ----------------
the Security Agreement and all other documents, instruments and agreements delivered to FFC in connection with this Agreement, as the same may be amended from time to time.

          "Custodian" shall mean Bankers Trust Company, as custodian of the
           ---------
Collateral Loans under the Servicing Agreement, or any successor custodian approved by FFC.

          "Default" shall mean any event or circumstance not yet constituting an
           -------
Event of Default but which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

          "Determination Date" shall have the meaning given to such term in
           ------------------
Section 2.03.

          "Dollars" and "$" shall mean the lawful currency of the United States
           -------       -
of America and, in relation to any payment under this Agreement, same day or immediately available funds.

          "Equity Securities" of any Person shall mean (a) all common stock,
           -----------------
preferred stock, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

          "Event of Default" shall have the meaning given to that term in
           ----------------
Section 6.01 hereof.
------------

          "Facility Termination Date" shall mean the earliest of (a) the Stated
           -------------------------
Termination Date, (b) the occurrence of an Event of Default described in Section 6.01(e) or Section 6.01(f) and the expiration of any related cure period and (c) the occurrence and continuance of any other Event of Default and the declaration of the Revolving Loans to become due and payable pursuant to Section 6.02.

          "FFC" shall mean Franchise Finance Corp., a Delaware corporation.
           ---

          "Franchisee Loan" shall mean each loan to a franchisee of an Approved
           ---------------
Franchise Concept.

          "GAAP" shall mean generally accepted accounting principles and
           ----
practices as in effect in the United States of America from time to time, consistently applied.

          "Governmental Authority" shall mean any domestic or foreign national,
           ----------------------
state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Governmental Charges" shall mean all levies, assessments, fees,
           --------------------
claims or other charges imposed by any Governmental Authority upon or relating to (i) Borrower, (ii) the Revolving Loans, (iii) employees, payroll, income or gross receipts of the Borrower, (iv) the ownership or use of any of its assets by the Borrower or (v) any other aspect of the business of the Borrower.

          "Governmental Rule" shall mean any law, rule, regulation, ordinance,
           -----------------
order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

          "Indebtedness" of any Person shall mean and include (a) all items of
           ------------
indebtedness and liabilities which, in accordance with GAAP, would be included in determining liabilities that are shown on the liability side of the balance sheet of such Person, (b) all indebtedness and liabilities of other Persons assumed or guaranteed by such Person or in respect to which such Person is secondarily or contingently liable whether by any agreement to acquire indebtedness and liabilities or to supply or advance funds or otherwise, and (c) all indebtedness and liabilities of other Persons secured by any Lien in any property of such Person (including without limitation capital leases).

          "Lien" shall mean, with respect to any property, any security
           ----
interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

          "List of Collateral Loans" shall mean the list specifying the
           ------------------------
Collateral Loans to be originated, purchased or financed with the proceeds of a Revolving Loan specifying for each Collateral Loan, as applicable, the loan or store number, the Collateral Borrower name, the initial and current principal balance, the origination fees paid or to be paid by the Collateral Borrower, the initial loan-to-value ratio, the initial fixed charge coverage ratio, the maturity date, the interest rate and the monthly principal and interest payments.

          "Loan Documents" shall mean the form of loan agreement, note, security
           --------------
agreement, mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, guaranty, landlord estoppel, intercreditor agreement, subordination of lessor's lien, environmental indemnity and other related documents prepared by the Borrower, dated December 29, 1995, as such documents may be amended from time to time with the prior written approval of FFC for material amendments.

          "Margin Stock" shall have the meaning given to that term in Regulation
           ------------
U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

          "Material Adverse Effect" shall mean a material adverse effect on (a)
           -----------------------
the business, assets, operations, prospects or financial or other condition of the Borrower; (b) the ability of the Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents;
(c) the rights and remedies of FFC under this Agreement, the other Credit Documents or any related document, instrument or agreement; or (d) the value of the Collateral Loans or the collateral and Mortgaged Property securing such Collateral Loans.

          "Maximum Commitment Amount" shall mean one hundred and seventy-five
           -------------------------
million dollars ($175,000,000); provided, however, that if the average daily principal amount outstanding under the Note is at least one hundred and twenty-five million dollars ($125,000,000) for at least two consecutive months, the "Maximum Commitment Amount" shall mean two hundred and fifty million dollars ($250,000,000) or such other amount ranging between one hundred seventy-five million dollars ($175,000,000) and two hundred and fifty million dollars ($250,000,000) as the Borrower shall specify in writing to FFC from time to time.

          "Monthly LIBOR Rate" shall mean, with respect to a Revolving Loan and
           ------------------
a calendar month period, a rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 0.0625% per annum) equal to the average of the rates per annum, for deposits for a period of one month, that are posted by each of the principal London offices of the banks posting rates as displayed on the Reuters Screen LIBOR Page as of 11:00 a.m. (London time) on the first Business Day of each calendar month. In the event that no such rates are posted, the Monthly LIBOR Rate shall be the rate per annum shown on page 3750 of Dow Jones Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period of one month, as shown under the heading "USD" as of 11:00 a.m. (London time) on the first Business Day of each calendar month. The Monthly LIBOR Rate shall be determined and reset monthly on the first Business Day of each calendar month.

          "Nonperforming Loan" shall mean any Collateral Loan with respect to
           ------------------
which no payment of principal or interest has been made for at least (90) days.

          "Non-Standard Loan" shall mean any loan that does not conform to the
           -----------------
underwriting guidelines contained in the Underwriting Manual but which has been approved by FFC and the Borrower.

          "Note" shall have the meaning given to such term in Section 2.06
           ----                                               ------------
hereof.

          "Notice of Borrowing" shall have the meaning given to that term in
           -------------------
Section 2.01(d) hereof.
---------------

          "Obligations" shall mean and include all loans, advances, debts,
           -----------
liabilities, and obligations, howsoever arising, owed by the Borrower to FFC of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to the Borrower or payable by the Borrower hereunder or thereunder.

          "Payment Date" shall have the meaning given to that term in Section
           ------------                                               -------
2.03 hereof.
----

          "Person" shall mean and include an individual, a partnership, a
           ------
corporation (including a business trust), a joint stock company, limited liability company, an unincorporated association, a joint venture, a trust or other entity or a Governmental Authority.

          "Processing Manual" shall mean the Processing Manual prepared by the
           -----------------
Borrower, dated as of December 13, 1995, with respect to the processing guidelines and procedures for Collateral Loans, as such manual may be amended from time to time with the prior written approval of FFC and the Borrower for material amendments.

          "Property" shall mean the property where the store relating to a
           --------
Collateral Loan is located, which property consists of either a fee or a leasehold estate in real property and the related store improvements located on such real property, including the store.

          "Real Estate Loan"  shall mean a loan underwritten primarily on the
           ----------------
basis of the value of the fee or leasehold interest in real property securing such loan and occupied by a franchisee or franchisor of an Approved Real Estate Concept, rather than primarily on the basis of the value of the business operated on such real property.

          "Recourse Event" means either
           --------------

               (a) the declaration of any Event of Default described in Section
                                                                        -------
          6.01(a), 6.01(c)(i) or (d)(i), or
          -------------------    ------

               (b) the incurrence by FFC of any liability, loss, damages or expenses of any kind as a result of any wilful misappropriation or misapplication of funds or wilful damage to or impairment of any Collateral on the part of the Borrower.

          "Requirement of Law" applicable to any Person shall mean (a) the
           ------------------
Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person and (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Repayment Date" shall have the meaning given to that term in Section
           --------------                                               -------
2.01(e) hereof.
-------

          "Revolving Loan" shall have the meaning given to such term in Section
           --------------                                               -------
2.01(a) hereof.
-------

          "Security Agreement" shall mean that certain Security
           ------------------

Agreement in the form of Exhibit C hereto by and between the Borrower and FFC.
                         ---------

          "Servicing Agreement" shall mean that certain Servicing and Custodial
           -------------------
Agreement substantially in the form of Exhibit D attached hereto as amended from
                                       ---------
time to time by and among FFC, the Borrower and Bankers Trust Company.

          "Solvent" shall mean, with respect to any Person on any date, that on
           -------
such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

          "Standard Loan" shall mean a Franchisee Loan in an Approved Franchise
           -------------
Concept or a Real Estate Loan in an Approved Real Estate Concept (i) conforming in all material respects to the underwriting guidelines contained in the Underwriting Manual, (ii) processed in accordance with the Processing Manual and
(iii) documented using the Loan Documents.

          "Stated Termination Date" shall mean December 31, 1999, unless
           -----------------------
otherwise extended pursuant to Section 2.01(g).

          "Stub LIBOR Rate" shall mean, with respect to a Revolving Loan, a rate
           ---------------
per annum (rounded upwards, if necessary, to the nearest whole multiple of 0.0625% per annum) equal to the average of the rates per annum, for deposits for a period of one month, that are posted by each of the principal London offices of the banks posting rates as displayed on the Reuters Screen LIBOR Page as of 11:00 a.m. (London time) on the date such Revolving Loan is made. In the event that no such rates are posted, the Stub LIBOR Rate shall be the rate per annum shown on page 3750 of Dow Jones Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period of one month, as shown under the heading "USD" as of 11:00 a.m. (London time) on the date a Revolving Loan is made.

          "Subordinated Debt" shall mean the obligations of the Borrower under
           -----------------
the Subordinated Debt Credit Agreement between the Borrower and FFC dated the date hereof.

          "Subsidiary" of any Person shall mean (a) any corporation of which
           ----------
more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries,
(b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other subsidiaries and (c) any other Person included in the financial statements of such Person on a consolidated basis.

          "Underwriting Manual" shall mean the Underwriting Manual prepared by
           -------------------
the Borrower, dated as of February 12, 1996, with respect to the underwriting procedures and guidelines for Collateral Loans, as such manual may be amended from time to time with the prior written approval of FFC and the Borrower for material amendments.